UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

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☒	Definitive Proxy Statement
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CHINA SKY ONE MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 26, 2009
Dear Stockholder:

On behalf of the Board of Directors of China Sky One Medical, Inc. (the “Company”), I invite you to attend our 2009 Annual Meeting of Stockholders. We hope you can join us. The Annual Meeting will be held:

At:	Harbin ShenTe Hotel
No. 58, Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150090

On:	September 24, 2009

Time:	9:30 AM, local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, proxy card and our 2008 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Sky One Medical, Inc. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Stanley Hao, Chief Financial Officer and Secretary, Room 1706, Di Wang Building, No. 30 Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150001; Telephone number +86-451-53994069.
Sincerely,

Liu Yan-qing
Chairman, Chief Executive Officer and President

CHINA SKY ONE MEDICAL, INC.
ROOM 1706, DI WANG BUILDING, NO. 30 GAN SHUI ROAD
NANGANG DISTRICT, HARBIN, PEOPLE’S REPUBLIC OF CHINA 150001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 24, 2009

TO OUR STOCKHOLDERS:

WHAT:	Our 2009 Annual Meeting of Stockholders

WHEN:	Thursday, September 24, 2009 at 9:30 AM, local time

WHERE:	Harbin ShenTe Hotel
No. 58, Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150090

WHY:	At this meeting, you will be asked to:

1.	Elect seven (7) directors for one year and until their successors have been duly elected and qualified; and

2.	Transact such other business as may properly come before the Annual Meeting or any postponement, adjournment or rescheduling thereof.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. We have not received notice of other matters that may properly be presented at the Annual Meeting or any postponement, adjournment or rescheduling thereof. Our 2008 Annual Report accompanies this Notice, but is not deemed to be a part of the Proxy Statement.

A complete list of stockholders entitled to vote at the meeting will be open for examination by our stockholders, during regular business hours, for a period of ten (10) days prior to the meeting, at Room 1706, Di Wang Building, No. 30 Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150001. Our Board of Directors has fixed the close of business in New York, New York on July 28, 2009 as the record date for purposes of our 2009 Annual Meeting of Stockholders. Only stockholders of record at the close of business on July 28, 2009 will receive notice of, and be eligible to vote at, the Annual Meeting or any adjournment, postponement or rescheduling thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 24, 2009.  Pursuant to rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our fiscal 2008 Annual Report are available at www.cski.com.cn.

Your vote is important.  Please read the Proxy Statement and the voting instructions on the enclosed proxy card.  Then whether or not you plan to attend the Annual Meeting in person,  and no matter how many shares you own, you are urged to sign, date and promptly return the enclosed proxy card.  A self-addressed envelope is enclosed for your convenience and no postage is required if mailed in the United States.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

Liu Yan-Qing
Chairman, Chief Executive Officer and President

August 26, 2009

CHINA SKY ONE MEDICAL, INC.
ROOM 1706, DI WANG BUILDING, NO. 30 GAN SHUI ROAD
NANGANG DISTRICT, HARBIN, PEOPLE’S REPUBLIC OF CHINA 150001

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on September 24, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of China Sky One Medical, Inc., a Nevada corporation, seeks your proxy for use at our 2009 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) to be held on Friday, September 24, 2009, at 9:30 AM, local time.  Our Annual Meeting will be held at Harbin ShenTe Hotel, No. 58, Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150090. Unless otherwise indicated, or the context requires otherwise, references in this Proxy Statement to “China Sky,” “we,” “us,” and “our” or similar terms are references to China Sky One Medical, Inc. and its subsidiaries. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders is August 28, 2009.

WHAT AM I VOTING UPON?

At the Annual Meeting, stockholders will be asked to take action:

(i)	to elect seven (7) directors, as described in this Proxy Statement; and

(ii)	to transact such other business as may properly come before the Annual Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on July 28, 2009, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting.  At the close of business on the record date, 16,652,016 shares of common stock, par value $.001 per share, were outstanding and entitled to vote.  Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on July 28, 2009, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted. By returning a properly signed and dated proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on July 28, 2009, the record date, your shares were held, not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least 33-1/3% of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 16,652,016 shares of common stock outstanding and entitled to vote. Thus, at least 5,550,672 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

 In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON-VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

A “broker non-vote” is when a broker votes in its discretion on one or more “routine” matters, but does not receive instructions from a beneficial owner of shares as to how to vote those shares on “non-routine” matters. Broker non-votes will be counted for purposes of determining whether a quorum is present. In uncontested elections of directors, brokers generally have discretion to vote your shares if they are not instructed otherwise. Accordingly, if you hold your shares through a broker, bank or other nominee, and do not provide voting instructions by the tenth day before the Annual Meeting, the broker, bank or other nominee will have the discretion to vote your shares on the proposals for the election of directors.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that form regarding how to vote your shares. If your broker does not receive instructions as to how to vote your shares on a proposal and does not have discretionary authority to vote on the proposal under the rules of the Nasdaq Stock Market, then your shares will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the proposal; accordingly, these shares will have no effect on the outcome of any given proposal on which they are deemed not voted.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of seven directors, requires a plurality of the votes cast to elect a director. The seven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, will not affect the outcome of the vote on Proposal No. 1.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee (that is, in “street name”), you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting may vote by mail.  To vote, please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.  While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a Proxy Card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted FOR the election of the seven (7) nominees for election as directors proposed by the Board of Directors.

While we are not presently aware of any additional matters, other than procedural matters, which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes.  Our Board of Directors recommends that you cast your vote FOR the election of the seven (7) nominees for election as directors proposed by the Board of Directors.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1) You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

(2) You may submit another properly completed proxy card with a later date, so long as it is received by our Corporate Secretary prior to the Annual Meeting.

(3) You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation, or later dated proxy, should be delivered to:

China Sky One Medical, Inc.
Room 1706, Di Wang Building, No. 30 Gan Shui Road
Nangang District, Harbin, People’s Republic of China 150001
Attention: Corporate Secretary

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for our third quarter of our fiscal year ending September 30, 2009.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Our Articles of Incorporation provide that the Board of Directors shall consist of not less than three and not more than nine directors as determined by the Board of Directors.  The size of our Board of Directors is currently set at seven (7) directors and there are seven (7) nominees for election as directors at our Annual Meeting.  Each nominee will be elected for a term of one year and until his successor is elected and qualified or until the director’s earlier resignation or removal. Our Board’s nominees are Liu Yan-qing, Han Xiao-yan, Hao Yu-bo, Song Chun-fang, Qian Xu-feng, Zhao Jie and William Wei Lee, all of whom are currently serving as directors. Our Nominating and Governance Committee considered the qualifications of each of the nominees for election at the Annual Meeting and unanimously recommended that each nominee be submitted for re-election to the Board.

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the seven (7) nominees receiving the highest number of affirmative votes will be elected. Our Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven (7) nominees named below. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee determined by our Board.  Each of the nominees has consented to being named in this proxy statement and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

The following table sets forth the name and age of each our nominees, the nominee’s position with us and the year in which the nominee was first elected to the Board:

Name	Position Held in the Company	Director of the Company Since	Age as of August 26, 2009
Liu Yan-qing	Chairman, Chief Executive Officer, President and Director	May 30, 2006	44

Han Xiao-yan	Vice Chairman and Director	May 30, 2006	41

Hao Yu-bo	Chief Financial Officer, Secretary and Director	November 25, 2008	38

Song Chun-fang (1)	Director	February 22, 2008	69

Name	Position Held in the Company	Director of the Company Since	Age as of August 26, 2009
Qian Xu-feng(2)	Director	February 22, 2008	41

Zhao Jie (3)	Director	February 22, 2008	46

William Wei Lee(4)	Director	August 4, 2009	55

(1)	An independent director and a member of the Compensation Committee, the Nominating and Governance Committee, Executive Committee and Finance Committee.
(2)	An independent director and member of the Audit Committee, Compensation Committee, Nominating and Governance Committee and Finance Committee.
(3)	An independent director and member of the Audit Committee, Nominating and Governance Committee and Executive Committee.
(4)	An independent director and member of the Audit Committee, Compensation Committee, Executive Committee and Finance Committee and is the Audit Committee Financial Expert.

Biographical Information for Nominees

The business experience of our directors and nominees for director is set forth below.

Liu Yan-qing is our Chairman, Chief Executive Officer and President, Director of Harbin Tian Di Ren Medical Science and Technology Company, our indirect subsidiary (“TDR”), and General Manager of our subsidiary, Harbin First Bio-Engineering Company Limited. Mr. Liu graduated from Prophylactic Department of Harbin Medicine University, where he obtained his bachelor’s degree. In 2005, he studied at Tsing Hua University and earned an Executive Masters of Business. Before establishing his own company, he had eight years of experience as a reporter of Family Health Newspaper, and has over ten years of experience in drug marketing, research and development of new drugs and enterprise management. Mr. Liu has been instrumental in establishing TDR’s sales program and sales network covering the PRC.

Han Xiao-yan is our Vice Chairman and Director, General Manager of TDR and Vice Director of Harbin First Bio-Engineering Company Limited. Ms. Han received a master of business administration at Harbin Industrial University. She had five years of hygiene and medical media experience before becoming employed by TDR, and has been instrumental in developing and marketing TDR’s products and expanding its sales. She also serves as our senior marketing manager and administrative manager. She has over 10 years of financial management experience. In 2004, she was appointed the general manager of TDR, with responsibility for financing, production, quality control and purchasing. In 2003, she was appointed vice director of Harbin Bio-Engineering.

Hao Yu-bo has been employed by us in various capacities since June 2008. From January 2006 through June 2008, Mr. Hao served as President’s Assistant and Financial Officer for Sumitomo Group Canadian Branch, an integrated trading company. Prior to this, commencing in September 2004, Mr. Hao served as Marketing Executive and Canadian Market Analyst for MGM Mirage, an entertainment company which owns and operates casino properties. From September 1997 through the time he joined MGM Mirage, he was Chief Executive Officer of SunnyZone Consulting Co. Ltd., a financial consulting company he co-founded. Mr. Hao holds Bachelor’s Degrees in Economics and Arts from Beijing Union University and an MBA from the University of Phoenix.

Song Chun-fang joined our board of directors on February 22, 2008. From 1964 to the present, Mr. Song has been employed by the First Clinical College of Harbin Medical University in Heilongjiang, China, where he has served as the Director of the Surgery Research Room and the Director of graduate students of the Surgery Department since 1996. From 1998 to the present, he has been the acting Director of the Heilongjiang Professional Surgery Committee, the Commissary of the Degree Commission of China, the Director of the Key Laboratory of Cell Transplantation of the Ministry of Public Health of China, the Vice-Chairman of the Heilongjiang Medicine Association, the Vice-Chairman of the Heilongjiang Physician Association, and the Director of Heilongjiang (Special) Medical Treatment Application Administration Committee. Mr. Song received a Bachelor’s Degree in Medical Treatment from Harbin Medical University in 1964.

Qian Xu-feng joined our board of directors on February 22, 2008. From March 2005 to the present, Ms. Qian has been employed by Moody’s Investors Service, from May 2007 to the present, as the Vice President and Senior Analyst, from May 2006 to May 2007, as the Assistant Vice President and Quantitative Analyst, and from March 2005 to April 2006, as the Quantitative Analyst. Prior to that, from June 2004 until February 2005, she was the Research Fellow of the Furman Center for Real Estate and Urban Policy of New York University, where she conducted empirical quantitative research in various aspects of commercial and residential properties. From September 1990 to July 1996, Ms. Qian was an Assistant Professor of Economics at the Beijing Normal University. She received a Ph.D. in Economics from Rutgers University in 2004, a Masters Degree in Economics from Rutgers University in 2001, a Masters Degree in Accounting from City University of New York in 1999, and a Bachelor’s Degree in Economics from Beijing Normal University in 1990.

Zhao Jie joined our board of directors on February 22, 2008. From 1999 to the present, Mr. Zhao has served as the Tissue Specialist of the Replant Department of Capital Health Transplant Services in Alberta, Canada, responsible for various aspects of tissue transplantation, including determining donee acceptability, processing and preserving tissue, performing surgical procedures, and quality control. In addition, he has written and published several books and articles regarding tissue transplantation. Mr. Zhao has received awards from Capital Health for Quality and Safety (2006), Recognition of Excellence and Achievement (2002), and Teamwork (2002). He received a Bachelor’s Degree in Medicine from Harbin Medical University in 1988.

William Wei Lee joined our board of directors on August 4, 2009.  Mr. Lee has been a Managing Director with Transworld Capital Group, a U.S. investment service firm specializing in cross-border M&A and fund raising between U.S. and China, since January 2007, with a break between April 2008 and November 2008, when he served as Chief Operating Officer (on loan) for Legend Media Corporation, a U.S.-listed company specializing in radio advertising in China. From April 2004 through December 2006, he served as Director of Strategic Development at TNT N.V., an Amsterdam-based provider of postal and logistics services, where he was responsible for M&A and China business strategy. Prior to this, between June 2003 and March 2004, he was a Project Manager at Roland Berger Strategy Consultants Ltd.  Mr. Lee earned a Master’s degree in Political Science from North Illinois University in 1989 and a Ph.D. in Political Science from Massachusetts Institute of Technology in 1994, where he completed MBA course work at Sloan School. He completed post-doctoral studies at the Fairbank Center for East Asia Studies, Harvard University, in 1995.

Jiang Qi-feng resigned as an independent director of China Sky effective August 4, 2009. He is not a nominee to the Board of Directors.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE BOARD’S SEVEN NOMINEES FOR DIRECTOR IDENTIFIED ABOVE IN PROPOSAL NO. 1.

CORPORATE GOVERNANCE

Board Independence

Our Board is composed of seven (7) directors. As required under the Nasdaq Stock Market, or Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the listed company. Our Board consults with our counsel with respect to the Board’s applications of relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Song Chun-fang, William Wei Lee, Zhao Jie and Qian Xu-feng has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is an “independent director,” as defined under Rule 5605(a)(2) of the Nasdaq Stock Market, Inc. Marketplace Rules.

Board and Committee Meetings and Attendance

The Board of Directors has five standing committees: Audit Committee, Compensation Committee, Nominating and Governance Committee, Executive Committee and Finance Committee.  Each of these committees, other than the Executive Committee, operates under a written charter adopted by the Board. Copies of these charters are available at the Company’s website at www.cski.com.cn.  Copies of these charters are also available in print to stockholders upon request, addressed to our Corporate Secretary, at Room 1706, Di Wang Building, No. 30 Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150001.

During the fiscal year ended December 31, 2008, our Board of Directors, Audit Committee, Compensation Committee, Nominating and Governance Committee, Executive Committee and Finance Committee did not hold any meetings.  However, all actions of the Board of Directors and its committees were authorized by written consent pursuant to Nevada law.  The Board of Directors and its committees intend to hold meetings in the future.

Audit Committee.  The Audit Committee is responsible for the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants. The Audit Committee also reviews and discusses with management and the board of directors, such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. The Audit Committee is required at all times to be composed exclusively of directors who, in the opinion of our board of directors, are free from any relationship that would interfere with the exercise of independent judgment as a committee member and who posses an understanding of financial statements and generally accepted accounting principles. The Audit Committee is comprised of solely independent directors, Messrs. William Wei Lee and Zhao Jie and Ms. Qian Xu-feng. Management believes, in good faith, that each of these members are considered “independent” under applicable Nasdaq rules, and that William Wei Lee qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.

Compensation Committee.  The Compensation Committee is responsible for (a) reviewing and recommending to the Board of Directors on matters relating to employee compensation and benefit plans, and (b) determining the compensation of the Chief Executive Officer and making recommendations to the Board with respect to the compensation of the executive officers of the Company, other than the Chief Executive Officer, and independent directors. In making a determination, the Compensation Committee and the Board give material consideration to China Sky’s results of operations, financial condition and competitive factors.  The compensation may include grants of options under our stock option plan to the named executive officers. Executive officers may recommend the amount or form of compensation for consideration by the Compensation Committee. The Compensation Committee may delegate authority to one or more subcommittees consisting of one or more of its members.  The Compensation Committee may also retain consultants to assist in the evaluation of directors’, the Chief Executive Officer’s or the executive officers’ compensation, however the Compensation Committee has not hired such consultants.  The Compensation Committee is comprised of  independent directors, Messrs. William Wei Lee and Song Chun-fang and Ms. Qian Xu-feng.

Nominating and Governance Committee.  The Nominating and Governance Committee assists the Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness.  The Nominating and Governance Committee also selects director nominees for election at each annual meeting of stockholders.  The Nominating and Governance Committee of the Board of Directors comprised of independent directors Zhao Jie, Qian Xu-feng and Song Chun-fang.

Executive Committee.  The Executive Committee may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, including, without limitation, the power to authorize or take actions relating to the issuance of securities of the Company, with certain exceptions.  The Executive Committee of the Board of Directors is comprised solely of independent directors. Song Chun-fang, Zhao Jie and William Wei Lee serve as members of the Executive Committee.

Finance Committee.  The Finance Committee reviews the financial planning process, the financial structure and the investment outlook of the Company and its subsidiaries. Qian Xu-feng, William Wei Lee and Song Chun-fang, independent directors, serve as members of the Finance Committee.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as other employees (the “Code of Ethics”).  A copy of the Code of Ethics is appended as an exhibit to our Amended Report on Form 10-KSB for the year ended December 31, 2006.  The Code of Ethics was designed with the intent to deter wrongdoing, and to promote the following:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

•
Full, fair, accurate, timely and understandable disclosure in reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by the small business issuer,

•	Compliance with applicable governmental laws, rules and regulations,

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code,

•	Accountability for adherence to the code.

Stockholder Communications with Directors

As the Board has not yet formally determined the most effective way for its international stockholder base to communicate with the Board, the Board has not yet established a process to receive communications from stockholders. It is anticipated that the Board will implement a process in the near future and that the process will provide that stockholders will be able to communicate with the Board of Directors or individual members of the Board, including the respective Chairman of the Board’s Audit Committee, Compensation Committee and Nominating and Governance Committee, by sending correspondence addressed to the Board or any such individual director or group or committee of directors by either name or title to the following address:

Corporate Secretary
China Sky One Medical, Inc.
Room 1706, Di Wang Building, No. 30 Gan Shui Road,
Nangang District, Harbin, People’s Republic of China 150001

It is further anticipated that the process will provide that all communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.  While the Company currently anticipates that the process to be adopted will be as described above, the process ultimately adopted may not be as outlined above.

Consideration of Director Candidates Recommended by Stockholders

The Nominating and Governance Committee will consider properly submitted stockholder recommendations for director candidates. Any stockholder who wishes to recommend a potential director nominee for consideration by the Nominating and Governance Committee should submit the recommendation to us in writing and include the following information:

(a)	The name and address of the stockholder.

(b)
A representation that the stockholder is a record holder of the Company’s securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 (“Exchange Act”).

(c)
The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director nominee.

(d)
A description of the qualification and background of the director nominee which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating and Governance Committee Charter.

(e)	A description of all arrangements or understandings between the stockholder and the director nominee.

(f)	The consent of the director nominee (i) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

(g)	Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission (“SEC”).

Written submissions should be addressed to:

Corporate Secretary
China Sky One Medical, Inc.
Room 1706, Di Wang Building, No. 30 Gan Shui Road
Nangang District, Harbin, People’s Republic of China 150001

All stockholder recommendations of potential director nominees which are intended to be considered by the Nominating and Governance Committee in any year must be received by the Corporate Secretary not less than 120 calendar days prior to the anniversary of the date on which our Proxy Statement was released to our stockholders in connection with our most recent annual meeting of stockholders. This allows, upon a determination by the Nominating and Governance Committee to act upon such recommendation and nominate such potential director nominee, for such nominee to be included in our proxy statement and the form of proxy relating to the annual meeting of stockholders.  The deadline for submitting to the Nominating and Governance Committee recommendations of potential director nominees for the 2010 Meeting is April 30, 2010.

The Nominating and Governance Committee will review and evaluate the qualifications of any director candidates who have been recommended by our stockholders in compliance with the procedures established by the Nominating and Governance Committee and conduct inquiries the Committee deems appropriate.  The procedures are summarized above and described in greater detail in the Nominating and Governance Committee Charter.  The Committee will consider for nomination any nominee proposed in accordance with the established procedures if the nominee is deemed qualified by the Committee in light of the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

Qualifications for Potential Director Nominees

At a minimum, before nominating a proposed candidate for election as a director, the Committee must be satisfied that each Committee-recommended nominee has the highest personal and professional integrity, demonstrated exceptional ability and judgment, and is most effective, in conjunction with other nominees to the Board, in collectively serving the long-term interests of our stockholders.  In addition to the minimum qualifications, the Committee will select for nomination persons that help ensure that:

•	A majority of our Board is independent.

•	Our Audit, Compensation and Nominating and Governance Committees are comprised entirely of independent directors.

•	At least one member of our Audit Committee is an “audit committee financial expert” as defined by relevant rules.

In addition, the Committee may consider other factors, such as whether the proposed nominee has any direct experience in the specific markets in which we operate and whether, if elected, the proposed nominee would assist us in achieving a mix of Board members that represents a diversity of background and experience, together with such other standards the Committee may deem appropriate from time to time and all other facts and circumstances the Committee deems appropriate or advisable.

Identifying and Evaluating Potential Director Nominees

Presently, the process for identifying potential nominees for election to the Board is as follows:

•
The Committee may solicit recommendations from an or all of the following sources:  non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source the Committee deems appropriate.

•	The Committee will review and evaluate the qualifications of a proposed director candidate and conduct inquiries it deems appropriate.

•	The Committee will evaluate proposed director candidates in the same manner, with no regard to the source of the initiation recommendation.

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected MSPC, Certified Public Accountants and Advisors LLP (“MSPC”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2009.  Murrell, Hall, McIntosh & Co., PLLP served as the principal accountant to audit our financial statements through December 18, 2007, when they were replaced by the firm of Sherb & Co., LLP.  Effective as of May 21, 2008, we dismissed Sherb & Co., LLP as our independent registered public accounting firm and engaged the firm of MSPC. MSPC has audited our consolidated financial statements since the fiscal period ended December 31, 2008. The Audit Committee approved the decision to change accountants and the accountants’ report on financial statements did not contain an adverse opinion, a disclaimer of opinion  and was not qualified or modified as to uncertainty audit scope, or accounting principles. A representative of MSPC is expected to be available at the Annual Meeting and will be available to respond to appropriate questions from our stockholders.  The representative will have the opportunity to make a statement if he or she so desires to do so.

The former accountants’ reports on financial statements neither contained an adverse statement, nor were they qualified.  There were no disagreements with the former accountants during the past 2 years which were not resolved to the accountants’ satisfaction.

Fees paid to MSPC, Certified Public Accountants and Advisors LLP

The fees paid to MSPC  are disclosed in the table below:

Year ended June 30,	2008	2007
Audit Fees	$161,106	$135,442
Audit-Related Fees	29,600	21,500
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$190,706	$156,942

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees. Consists of fees billed for professional services for our corporate tax returns and extensions, tax compliance, tax advice and tax planning. No such fees were billed by our independent registered public accounting firm in fiscal 2008 or 2007.

All Other Fees. No fees were billed to us by our independent registered public accounting firm for products and services other than the services reported above. No such fees were billed by our independent registered public accounting firm in fiscal 2008 or 2007.

Pre-Approval Policies

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present its decisions to the full Audit Committee at the first meeting following such decision.  Following the Company’s establishment of an Audit Committee on February 22, 2008, all audit and non-audit services performed by Murrell, Hall, McIntosh & Co., PLLP, Sherb & Co., LLP and MSPC, Certified Public Accountants and Advisors LLP during fiscal 2008 and 2007 were pre-approved pursuant to the procedures outlined above.  Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of three independent directors, in accordance with the applicable listing standards of the Nasdaq Stock Market and the applicable standards of the SEC, and operates under a written charter adopted by the Board of Directors.  The charter is available on the Company’s website at www.cski.com.cn.  Copies of the charter can be obtained free of charge by contacting us at the address appearing on the first page of this proxy statement to the attention of our Secretary.

All of the members of the Audit Committee are able to read and understand fundamental financial statements.  In addition, Mr. William Wei Lee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in his financial sophistication, and is an “audit committee financial expert” within the meaning of applicable SEC rules.

The Audit Committee assists the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, and (iii) the qualifications, independence and performance of our independent auditors.  The Audit Committee also prepares this report as required by the rules of the SEC.  The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. The Audit Committee provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee relies, without independent verification, on the information provided by the Company and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee also discussed with MSPC, Certified Public Accountants and Advisors LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from MSPC, Certified Public Accountants and Advisors LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with MSPC, Certified Public Accountants and Advisors LLP its independence. The Audit Committee has also considered whether the provision of certain permitted non-audit services by MSPC, Certified Public Accountants and Advisors LLP is compatible with their independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

The information contained in this Audit Committee report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that we specifically incorporates it by reference into such filing.

The Audit Committee:

Zhao Jie
Qian Xu-feng
William Wei Lee, Chairman

August 26, 2009

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board and serve at their discretion. We currently have three executive officers, Liu Yan-qing, who serves as our Chief Executive Officer, President and Chairman of the Board, Hao Yu-bo, who serves as our Chief Financial Officer and Secretary and Han Xiao-yan who serves as our Vice Chairman.

Name	Age as of August 26, 2009	Positions held by Executive Officer
Liu Yan-qing	44	Chief Executive Officer, President, Chairman of the Board and Directors since May 2006

Han Xiao-yan	41	Vice Chairman and Director since May 2008 (previously served as Chief Financial Officer and Director commencing in May 2006)

Hao Yu-bo	38	Chief Financial Officer, Secretary and Director since November 2008

Significant Employees

As of December 31, 2008, we had 1,804 employees. Other than our members of management, only the individuals listed below are expected to make significant contributions to our business:

Zhang Wen Chao has been our Director of Scientific and Technological Development since 2005. Mr. Zhang graduated with a PhD in biology pharmaceuticals from South China University of Technology in 1997. He has been employed in various R&D roles since his graduation. Mr. Zhang completed our gene recombination medicine independently and has been responsible for researching and developing various products that have been launched by the Company since 2005.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated to become directors of executive officers.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth the cash compensation paid by the Company to its President and all other executive officers who earned annual compensation exceeding $100,000 for services rendered during the 2008, 2007 and 2006 fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Liu Yan-qing Chairman, Chief Executive Officer and President	2008 2007 2006	34,320 68,512 19,500	- - -	51,380 - -	- - 62,050	- - -	- - -	- - -		85,700 68,512 81,550

Han Xiao-yan Vice Chairman and Director	2008 2007 2006	25,680 54,810 16,500	- - -	40,120 - -	- - 43,800	- - -	- - -	- - -		65,800 54,810 60,300

Hao Yu-bo Chief Financial Officer and Secretary	2008 2007 2006	17,241 - -	- - -	11,424 - -	- - -	- - -	- - -	- - -		28,665 - -

Richard B. Stuart former Chief Executive Officer and Director	2008 2007 2006	- - -	- - -	- - -	- - -	- - -	- - -	- - 28,200	- - (3) -	- - 28,200

Jack M. Gertino former Chief Financial Officer and Director	2008 2007 2006	- - -	- - -	- - -	- - -	- - -	- - -	- - 56,325	- - (3) -	- - 56,325

(1)	As of July 15, 2008, we issued an aggregate of 30,063 shares of restricted stock to certain employees, directors an advisors pursuant to our 2006 Stock Incentive Plan (the “Plan”).

(2)
Option Awards represent the aggregate grant date fair value of options to purchase 17,000 common shares for Mr. Liu and 12,000 common shares for Ms. Han, computed in accordance with FAS 123R.  On October 26, 2006, we issued to Liu Yan-qing under the Plan options to purchase 17,000 shares of common stock, 6,000 options vesting June 30, 2007, and the remaining 11,000 options vesting on June 30, 2008.  As of June 30, 2009, Mr. Liu exercised all 17,000 of these stock options on a cashless basis.  As a result, we issued Mr. Liu 12,773 shares of our common stock. On October 26, 2006, we issued to Han Xiao-yan under our Plan, options to purchase 12,000 shares of common stock, 5,000 options vesting June 30, 2007, and the remaining 7,000 options vesting on June 30, 2008.  These options are exercisable for a five-year period from the date of grant at an exercise price of $3.65 per share.  As of June 30, 2009, Ms. Han exercised all 12,000 of these stock options on a cashless basis.  As a result, we issued Ms. Han 9,016 shares of our common stock.

(3)
Mr. Stuart and Mr. Gertino were former officers and directors of ours through May 2006.  We recorded compensation expense for Richard B. Stuart and Jack M. Gertino, computed on an hourly basis, in the amounts indicated, for their efforts in reviewing specific business opportunities for a possible business combination during the fiscal year, participating in meetings and conference calls in connection with such opportunities, and undertaking related activities.

Summary of Employment Agreements and Arrangements

We do not have formal employment agreements with any members of management.

Outstanding Equity Awards At Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Liu Yan-qing Principal Executive Officer and Director (1)	17,000	0	0	$3.65	October 26, 2011	0	0	0	0

Han Xiao-yan former Principal Financial Officer and Director (2)	12,000	0	0	$3.65	October 26, 2011	0	0	0	0

Hao Yu-Bo Principal Financial Officer	0	0	0	n/a	n/a	n/a	n/a	n/a	n/a

(1)
On October 26, 2006, we issued to Liu Yan-qing under our 2006 Incentive Stock Plan (the “Plan”), options to purchase 17,000 shares of common stock, 6,000 options vesting June 30, 2007, and the remaining 11,000 options vesting on June 30, 2008.  These options are exercisable for a five-year period from the date of grant at an exercise price of $3.65 per share.  As of June 30, 2009, Mr. Liu exercised all 17,000 of these stock options on a cashless basis.  As a result, we issued Mr. Liu 12,773 shares of our common stock.

(2)
On October 26, 2006, we issued to Han Xiao-yan under our Plan, options to purchase 12,000 shares of common stock, 5,000 options vesting June 30, 2007, and the remaining 7,000 options vesting on June 30, 2008.  These options are exercisable for a five-year period from the date of grant at an exercise price of $3.65 per share.  As of June 30, 2009, Ms. Han exercised all 12,000 of these stock options on a cashless basis.  As a result, we issued Ms. Han 9,016 shares of our common stock.

Equity Compensation Plan Information

Our Board of Directors adopted a 2006 Stock Incentive Plan (the “Plan”), to be effective on July 31, 2006.  The Plan was approved by our stockholders on July 31, 2006. The Plan authorizes the granting of incentive stock options and nonqualified stock options to purchase common stock, stock appreciation rights (“SARs”), restricted stock, performance stock and bonus stock, to key executives and other key employees and consultants of ours, including officers of our subsidiaries.  The purpose of the Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals and to further identify the interests of key employees with those of the other shareholders of ours.  The Plan authorizes the award of 1,500,000 shares of common stock to be used for stock, SARs, restricted stock and performance and bonus stock.  If an award made under the Plan expires, terminates or is forfeited, canceled or settled in cash, without issuance of shares covered by the award, those shares will be available for future awards under the Plan.  The Plan will terminate on July 31, 2017.  The Plan is intended to qualify for favorable treatment under Section 16 of the Exchange Act, as amended, pursuant to Rule 16b-3 promulgated thereunder (“Rule 16b-3”).  The Plan provides for the grant of “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”) and nonqualified stock options.

The Plan designates a Stock Option Committee appointed by the Board of Directors (which may be the Compensation Committee) and authorizes the Stock Option committee to grant or award to eligible participants stock options, SARs, restricted stock performance stock awards and bonus stock awards for up to 1,500,000 shares of our common stock. The initial members of the Stock Option Committee are the Board of Directors.

On October 26, 2006, we granted a total of 113,500 non-qualified options under the Plan (the “Options”) to key employees, including certain of our officers.  The Options were exercisable at a price of $3.65 per share, or 85% of the fair market value of the shares covered by the Options as of the date of grant.  The Options begin to vest in June 2007, and typically vested in increments over either a two-year or three year period, and will expire in October, 2011, unless earlier exercised or terminated by their terms.  The Options included a total of 29,000 options held by current officers and directors.

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2008.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	113,500	$3.65	1,386,500
Equity compensation plans not approved by security holders	None

Total	113,500		1,386,500

As of June 30, 2009, 101,000 of the Options were exercised on a cashless basis by 36 optionees. In connection with the cashless exercises, the optionees were deemed to have paid an amount equal to the difference between the exercise price ($3.65 per share) and the fair market value of a share of our common stock on the date of exercise ($14.68 per share). As a result of such cashless exercises, we issued an aggregate of 75,888 shares of our common stock to the optionees.  Following these exercises, 12,500 Options remained outstanding.

COMPENSATION OF DIRECTORS

We do not currently pay any cash fees to our directors.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Since the beginning of our last fiscal year, there have been no transactions between members of management, five percent stockholders, “affiliates,” promoters and finders, except as set forth below. Each of the transactions listed below was negotiated on an “arm’s length” basis.

Transactions with Management and Others

Effective May 30, 2006, we acquired 100% of American California Pharmaceutical Group, Inc. (“ACPG”), in a stock-for-stock exchange. The transaction was treated as a reverse merger and a recapitalization of ACPG for financial reporting purposes. As part of the exchange, Liu Yan-qing and Han Xiao-yan, officers and directors of ACPG and TDR, received 4,660,595 and 1,402,907 shares, respectively, of our common stock in exchange for their ownership interest in ACPG. The other shareholders of ACPG received a total of 4,129,875 shares of our common stock for their ownership interest in ACPG, including American Eastern Group, Inc. (“AEG”), American Eastern Securities, Inc. “AES”), and its principal, Trang Chong (Charles) Hung, who received 87,685 shares, 54,803 shares, and 87,685 shares of our common stock, respectively, in connection with the transaction.

In connection with the closing of the stock exchange described above, we entered into a consulting agreement, as of May 11, 2006, with Jack M. Gertino and Richard B. Stuart, officers and directors who resigned at closing, providing for their services as consultants. For such services, we agreed to compensate Messrs. Gertino and Stuart as follows: (a) the sum of $3,000 per month for a period of two years; (b) the issuance of a total of 219,212 shares of our restricted common stock (or 109,606 shares each). In addition, under this arrangement, we granted to Mr. Gertino an option to purchase a total of 50,000 shares at a price of $3.00 per share at any time before December 20, 2008.

We incurred fees to AEG, and Shenzhen DRB Investment Consultant Limited (“DRB”), in the amount of $200,000 in cash for services rendered in connection with the Exchange Agreement. In addition, in October, 2006, we granted to AES and DRB warrants to purchase an aggregate of 1,000,000 shares of common stock (500,000 warrants each) exercisable at any time before July 31, 2009, at a price of $2.00 per share. One-half of such warrants were deemed to be earned as of the completion of the Exchange Agreement, and the other one-half was deemed earned after completion of our private offering in October, 2006. The fair value of the above warrants was calculated as $1,469,190 as of December 31, 2006, based on the Black-Scholes model of accounting, and the total value of compensation to AES and DRB has been determined to be $2,317,128.

AES acted as placement agent for us in connection with our private offering completed in October, 2006. We sold a total of 200 units in the private offering, at a price of $15,000 per unit, for total gross proceeds of $3,000,000 and net cash proceeds of approximately $2,745,000. Each unit in the private offering consisted of a total of 5,000 shares of common stock and a warrant to purchase an additional 2,500 shares of common stock at any time prior to October 10, 2008, at a price of $3.50 per share. As a result, we sold a total of 1,000,000 shares of common stock, and issued warrants to purchase an additional 500,000 shares of common stock. As placement agent, American Eastern Securities earned a placement fee of $270,000 or 9% of the total proceeds from the private offering, and was granted a warrant to purchase units equivalent to 10% of the units sold in the offering in October 2006, or a total of 100,000 shares at a price of $3.00 per share, and, subject to exercising the foregoing $3.00 Warrants in full, a warrant for an additional 50,000 shares exercisable at $3.50 per share. The $3.00 warrants were exercised in full. All of the warrants described above have an expiration date of October 10, 2008.

Policy for Evaluating Related-Party Transactions

Our Audit Committee Charter provides that all related-party transactions involving the Company’s directors and offices and their immediate family members are to be reviewed by the Audit Committee.  In addition, our Code of Ethics provides that certain transactions that may present a conflict of interest may not be entered into by any employee, officer or director unless approved by the Board.  The Code of Ethics also contains other provisions relating to conflicts of interests.

Involvement in Certain Legal Proceedings

There are no material legal proceedings to which any director or executive officer is adverse to, or has a material interest adverse to, China Sky or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our named executive officers and directors, and (iii) all of our named executive officers and directors as a group. Shares of our common stock subject to options, warrants, or other rights currently exercisable, or exercisable within 60 days of the date hereof, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. As of August 26, 2009, the Company had 16,652,016 shares of common stock issued and outstanding.

Beneficial Owner	Beneficial Ownership(1)	Percent of Class(2)
5% Stockholders:

Pope Investments II LLC(3) 5100 Poplar Avenue, Suite 805 Memphis, TN 38137	1,358,000	8.0%

Named Executive Officers and Directors:

Liu Yan-qing Chief Executive Officer, President and Chairman of the Board of Directors	4,673,368	28.1%

Han Xiao-yan Vice Chairman of the Board of Directors	1,412,073	8.5%

Hao Yu-bo Chief Financial Officer and Secretary	1,088	*

Song Chun-fang Director	1,088	*

Zhao Jie Director	1,088	*

Qian Xu-feng Director	1,088	*

William Wei Lee Director	816	*

All Named Executive Officers and Directors as a Group (7 persons)	6,090,609	36.6%

*Less than 1%

(1)
Unless otherwise indicated, each person named in the table has sole voting and investment power and that person’s address is c/o the Company, at Room 1706, Di Wang Building, No. 30 Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150001.

(2)	All shares are held of record and beneficially.

(3)
Includes 321,000 shares underlying currently exercisable warrants held by Pope Investments II LLC. William D. Wells is the Managing Member of Pope Investments II LLC and has sole voting and investment power over the shares owned by such entity. Mr. Wells disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, based solely on a review of such materials as are required by the SEC, none of our officers, directors or beneficial holders of more than 10% of our issued and outstanding shares of common stock failed to timely file with the SEC any form or report required to be so filed pursuant to Section 16(a) of the Exchange Act, during the fiscal year ended December 31, 2008 except that:  Mr. Liu Yan-qing failed to timely report the acquisition of shares of our common stock on July 15, 2008, the acquisition of an option to purchase our common stock received on October 25, 2006 and the acquisition by his spouse of shares of our common stock on May 30, 2006; Mr. Han Xiao-yan failed to timely report the acquisition of shares of our common stock on April 3, 2007 and July 15, 2008 and the acquisition of an option to purchase our common stock received on October 25, 2006; Mr. Hao Yu-bo failed to timely file a Form 3 upon becoming an officer and director of the Company on November 25, 2008; and Mr. Song Chun-fang, Ms. Qian Xu-feng, Mr. Zhao Jie and Mr. Jiang Qi-feng failed to timely report the acquisition of shares of our common stock on July 15, 2008.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the Audit Committee Report contained in this proxy statement is specifically not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

STOCKHOLDER PROPOSALS – 2009 ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the conditions set forth in Rule 14a-8 under the Exchange Act. For a stockholder proposal to be included in our proxy materials for the 2009 Annual Meeting of Stockholders, the proposal must be submitted in writing by 120 days before the date of this year’s proxy, April 30, 2010, to our Corporate Secretary at Room 1706, Di Wang Building, No. 30 Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150001.

If you wish to submit a proposal outside of the process of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received at the above address not later than July 14, 2010.  If we do not have notice of a proposal on or prior to July 14, 2010, discretionary authority shall be granted to the persons designated in our proxy related to the 2009 meeting to vote on such proposal.

OTHER MATTERS

Our Board knows of no other matters that have been submitted for consideration at this Annual Meeting. If any other matters properly come before our stockholders at this Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in their discretion.

ANNUAL REPORT TO STOCKHOLDERS

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the SEC, is being mailed concurrently with this proxy statement (as part of our annual report to stockholders). A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the SEC, is available without charge, except for exhibits to such report, by sending a written request to: China Sky One Medical, Inc., Room 1706, Di Wang Building, No. 30 Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150001, Attention: Stanley Hao, Chief Financial Officer and Secretary or via e-mail to stanelyhao@cski.com.cn.

By Order of the Board of Directors,

Liu Yan-qing
Chairman, Chief Executive Officer and President

REVOCABLE PROXY

CHINA SKY ONE MEDICAL, INC.
ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 24, 2009

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Liu Yan-Qing and Hao Yu-Bo, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, for and in the name, place and stead of the undersigned to appear at the 2009 Annual Meeting of Stockholders of China Sky One Medical, Inc. to be held on the 24th day of September 2009, and at any postponement, adjournment or rescheduling thereof, and to vote all of the shares of common stock of China Sky One Medical, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

The Board of Directors recommends a vote “FOR” the election of the nominees listed in Proposal 1.

The undersigned hereby directs the proxies to vote as follows:

(1)	Election of Directors

	☐ FOR all nominees listed below	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below

Nominees:	Liu Yan-qing
Han Xiao-yan
Hao Yu-bo
Song Chun-fang
Qian Xu-feng
Zhao Jie
William Wei Lee

☐ FOR all nominees listed above except (see instructions below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR all nominees listed above except” and write the name(s) of nominee(s) for which you are withholding authority on the line provided below).

(2) In their discretion, to vote on such other business as may properly come before the annual meeting or any postponement, adjournment or rescheduling thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED THE STOCKHOLDERS WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER OR ITS SHARES AT THE MEETING.  IN THAT CASE, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEYS AND PROXIES NAMED HEREIN PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL OF THE POWERS HEREUNDER.

The undersigned hereby acknowledges receipt of China Sky One Medical, Inc.’s notice of the annual meeting, proxy statement relating to the annual meeting, and 2008 Annual Report to Stockholders.

Date: ________________________, 2009
(Please date)

_______________________________________
(Please Print Stockholder Name)

_____________________________(SEAL)
(Stockholder’s Signature)

Date: ________________________, 2009
(Please date)

_______________________________________
(Please Print Stockholder Name)

_____________________________(SEAL)
(Stockholder’s Signature)

Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE